Exhibit 3.1

8643892/1

Number	527629

Certificate of Incorporation

I hereby certify that

ACTAVIS GLOBAL PHARMACEUTICALS LIMITED

is this day incorporated under

the Companies Acts 1963 to 2012,

and that the company is limited.

Given under my hand at Dublin, this

Thursday, the 16th day of May, 2013

for Registrar of Companies

Certificate handed to/posted to*:	Matheson
70 Sir John Rogerson’S Quay
Dublin 2

Signed:	Date: 17/5/13

*	Delete as appropriate

Number	8645125/1 527629

Certificate of Incorporation

on change of name

I hereby certify that

ACTAVIS GLOBAL PHARMACEUTICALS LIMITED

having, by a Special Resolution of the Company,

and with the approval of the Registrar of Companies,

changed its name, is now incorporated as

a limited company under the name

ACTAVIS LIMITED

and I have entered such name on the Register accordingly.

Given under my hand at Dublin, this

Friday, the 17th day of May, 2013

for Registrar of Companies

Certificate handed to/posted to*:	Matheson
70 Sir John Rogerson’S Quay
Dublin 2

Signed:	Date: 20-5-13

*	Delete as appropriate

Number	8824464/1 527629

Certificate of Incorporation

on re-registration as a public limited company

I hereby certify that

ACTAVIS PUBLIC LIMITED COMPANY

has this day been re-registered under the

Companies Acts 1963 to 2009 and

that the company is a public limited company.

Given under my hand at Dublin, this

Friday, the 20th day of September, 2013

for Registrar of Companies

Certificate handed to/posted to*:	Matheson
70 Sir John Rogerson’S Quay
Dublin 2

Signed:	Date: 20-9-13

*	Delete as appropriate

Number	9854621/1 527629

Certificate of Incorporation

on change of name

I hereby certify that

ACTAVIS PUBLIC LIMITED COMPANY

having, by a Special Resolution of the Company,

and with the approval of the Registrar of Companies,

changed its name, is now incorporated as

a limited company under the name

ALLERGAN PUBLIC LIMITED COMPANY

and I have entered such name on the Register accordingly.

Given under my hand at Dublin, this

Monday, the 15th day of June, 2015

for Registrar of Companies

Certificate handed to/posted to*:	Arthur Cox Arthur Cox Building
Earlsfort Terrace
Dublin 2

Signed:	Date: 16-6-15

*	Delete as appropriate